JANUARY 15, 1999, SUPPLEMENT TO THE
                        PROSPECTUS DATED NOVEMBER 3, 1998

PAGE 19--PORTFOLIO MANAGER

Delete the last paragraph on page 19 describing the portfolio manager of the Global Resources Fund and replace with the following:

     The adviser uses a team approach to manage the assets of the Global Resources Fund. The management team meets weekly to review macro-economic factors, and meets daily to review portfolio holdings and discuss buy and sell activity. The team employs modeling techniques to determine the fund's industry weightings and to screen specific stocks. Investment decisions for the fund are made by the team, and no single person has final responsibility for these decisions.

PAGE 22--PORTFOLIO MANAGER

Delete the last paragraph on page 22 describing the portfolio manager of the Income Fund and replace with the following:

     The adviser uses a team approach to manage the assets of the Income Fund. The management team meets weekly to review macro-economic factors, and meets daily to review portfolio holdings and discuss buy and sell activity. The team employs modeling techniques to determine the fund's industry weightings and to screen specific stocks. Investment decisions for the fund are made by the team, and no single person has final responsibility for these decisions.